UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2021

ARTIUS ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39378	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3 Columbus Circle, Suite 2215 New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 309-7668

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-third of one redeemable warrant	AACQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AACQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AACQW	The Nasdaq Stock Market LLC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) on accounting and reporting considerations for warrants issued by special purpose acquisition companies (“SPACs”). The SEC’s Public Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Public Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.”

On April 25, 2021, Artius Acquisition Inc. (the “Company”, we”, “our” or “us”) determined that the Company incorrectly classified the public warrants and private placement warrants issued in connection with the Company’s initial public offering (the “Warrants”) as equity instruments in the previously issued financial statements as of and for the periods ended July 16, 2020, September 30, 2020 and December 31, 2020 included in the Company’s current report on Form 8-K, quarterly report on Form 10-Q, and annual report on Form 10-K filed with the SEC on July 22, 2020, October 28, 2020 and March 5, 2021, respectively (collectively, the “ Original Financial Statements”). As a result, the Warrants should be recorded as liabilities on the balance sheet and measured at fair value at inception and on a recurring basis in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in the statement of operations.

The Company’s accounting for the Warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported investments held in trust, operating expenses, cash flows or cash.

As a result, on April 25, 2021, after discussion with Marcum LLP, the Company’s independent registered public accounting firm, the Company’s audit committee and Board of Directors concluded that the Original Financial Statements should no longer be relied upon and are to be restated in order to correct the classification error as well as the fair value re-measurements, and align with the SEC’s Public Statement. Accordingly, the Company will disclose the impact of such restatements on its Original Financial Statements in an amended Form 10-K, which the Company will file with the SEC as soon as practicable.

The Company will restate the Original Financial Statements to, and will in its future financial statements, reflect the Warrants as derivative liabilities.

The Company’s audit committee has discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm, Marcum LLP.

IMPORTANT LEGAL INFORMATION

Additional Information and Where to Find It

This report relates to a proposed transaction between Origin, Inc. doing business as Origin Materials (“Origin”) and Artius. This report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction, Artius filed a registration statement on Form S-4 with the SEC on March 9, 2021, which includes a document that serves as a prospectus and proxy statement of Artius, referred to as a proxy statement/prospectus. The proxy statement/prospectus will be sent to all Artius shareholders. Artius also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Artius are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Artius through the website maintained by the SEC at www.sec.gov.

The documents filed by Artius with the SEC also may be obtained free of charge at Artius’ website at: https://www.artiuscapital.com/acquisition or upon written request to 3 Columbus Circle, Suite 2215, New York, NY, 10019.

Participants in Solicitation

Artius and Origin and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Artius’ shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the business combination is contained in the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Origin and Artius. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Artius’ securities, (ii) the risk that the transaction may not be completed by Artius’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Artius, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Agreement and Plan of Merger and Reorganization, by and among Artius, Zero Carbon Merger Sub Inc., and Origin, Inc. doing business as Origin, dated as of February 16, 2021, (as amended by the letter agreement dated March 5, 2021, and as further amended or modified from time to time, the “Merger Agreement”) by the shareholders of Artius, the satisfaction of the minimum trust account amount following redemptions by Artius’ public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the investments described above, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Origin’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Origin and potential difficulties in Origin employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Origin or against Artius related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of Artius’ securities on a national securities exchange, (xi) the price of Artius’ securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Artius plans to operate or Origin operates, variations in operating performance across competitors, changes in laws and regulations affecting Artius’ or Origin’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Artius’ Annual Report on Form 10-K, as it may be amended, the registration statement on Form S-4 discussed above, as it may be amended, and other documents filed by Artius from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Origin and Artius assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Origin nor Artius gives any assurance that either Origin or Artius, or the combined company, will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artius Acquisition Inc.

Date: April 29, 2021	By:	/s/ Boon Sim
Name: Boon Sim
Title: Chief Executive Officer